                                                                    Exhibit 99.1


PULVER.COM - VON CONFERENCES

FINANCIAL STATEMENTS
DECEMBER 31, 2000
AND FOR THE SIX MONTHS ENDED
JUNE 30, 2000 AND 2001
TOGETHER WITH AUDITORS' REPORT

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To pulver.com:

We have audited the accompanying balance sheet of pulver.com - VON Conferences (as described in Note 1), as of December 31, 2000, and the related statements of income and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of pulver.com - VON Conferences as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.


                                            /s/  Arthur Andersen LLP


Melville, New York
August 22, 2001

PULVER.COM - VON CONFERENCES

BALANCE SHEETS




                                                            December 31, 2000      June 30, 2001
                                                            -----------------      -------------
                                                                                    (Unaudited)
                      ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                 $       80,799        $       11,889
   Accounts receivable                                               64,240                 5,295
   Prepaid expenses                                                  76,865               151,994
                                                            ---------------       ---------------
                  Total current assets                              221,904               169,178

TRADEMARK, NET OF ACCUMULATED AMORTIZATION OF $669
  and $970, respectively                                              8,386                 8,085
                                                            ---------------       ---------------
                                                             $      230,290        $      177,263
                                                            ===============       ===============
   LIABILITIES AND INVESTMENT BY PARENT IN EQUITY

CURRENT LIABILITIES:
   Accounts payable and accrued expenses                     $       69,932        $      252,377
   Deferred revenue                                               1,704,605             2,030,675
                                                            ---------------       ---------------
                  Total current liabilities                       1,774,537             2,283,052
DEFERRED RENT                                                         3,095                   718

COMMITMENTS AND CONTINGENCIES (Note 5)

INVESTMENT BY PARENT IN VON CONFERENCES                          (1,547,342)           (2,106,507)
                                                            ---------------       ---------------
                                                             $      230,290        $      177,263
                                                            ===============       ===============

The accompanying notes are an integral part of these balance sheets.

PULVER.COM - VON CONFERENCES

STATEMENTS OF INCOME




                                                                                                For the
                                                                                     ------------------------------
                                                               For the Year Ended      Six Months Ended June 30,
                                                               ------------------    ------------------------------
                                                                December 31, 2000        2000               2001
                                                               ------------------    -----------        -----------
                                                                     (Note 1)        (Unaudited)        (Unaudited)

CONFERENCE REVENUES:
   Attendance fees                                                $   7,509,540      $   4,616,300      $   3,095,870
   Exhibit fees                                                       2,613,574          1,298,333          2,539,845
   Sponsorships                                                       1,388,500            686,500          1,197,100
   Other                                                                208,738             96,672             73,889
                                                                  -------------      -------------      -------------
            Total conference revenues                                11,720,352          6,697,805          6,906,704

COST OF PRODUCTION                                                    4,094,908          2,320,471          2,077,835
                                                                  -------------      -------------      -------------
GROSS MARGIN                                                          7,625,444          4,377,334          4,828,869

GENERAL AND ADMINISTRATIVE EXPENSES                                     733,198            366,600            377,631
                                                                  -------------      -------------      -------------
            Income before provision for state and local taxes         6,892,246          4,010,734          4,451,238

PROVISION FOR STATE AND LOCAL TAXES (Note 2)                            689,224            390,314            445,124
                                                                  -------------      -------------      -------------
            Net income                                            $   6,203,022      $   3,620,420      $   4,006,114
                                                                  =============      =============      =============




The accompanying notes are an integral part of these statements.

PULVER.COM - VON CONFERENCES

STATEMENTS OF CASH FLOWS





                                                                                                               For the
                                                                                   For the Year Ended  Six Months Ended June 30,
                                                                                   ------------------ ----------------------------
                                                                                    December 31, 2000     2000            2001
                                                                                   ------------------ -------------  -------------
                                                                                                       (Unaudited)    (Unaudited)
OPERATING ACTIVITIES:
   Net income                                                                          $   6,203,022  $   3,620,420  $   4,006,114
   Adjustments to reconcile net income to net cash provided by operating activities:
     Amortization                                                                                529            265            301
     Changes in operating assets and liabilities:
       Accounts receivable                                                                   (52,245)      (187,567)        58,945
       Prepaid expenses                                                                      (49,190)       (21,207)       (75,129)
       Accounts payable and accrued expenses                                                  59,236        533,086        182,445
       Deferred revenue                                                                    1,397,996        850,001        326,070
       Deferred rent                                                                             549           (998)        (2,377)
                                                                                       -------------  -------------  -------------
                  Net cash provided by operating activities                                7,559,897      4,794,000      4,496,369
                                                                                       -------------  -------------  -------------
FINANCING ACTIVITIES:
   Financing arrangements with Parent (Note 2)                                            (7,479,098)    (4,794,000)    (4,565,279)
                                                                                       -------------  -------------  -------------
                  Net cash used in financing activities                                   (7,479,098)    (4,794,000)    (4,565,279)
                                                                                       -------------  -------------  -------------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                              80,799             --        (68,910)

CASH AND CASH EQUIVALENTS, beginning of period                                                    --             --         80,799
                                                                                       -------------  -------------  -------------
CASH AND CASH EQUIVALENTS, end of period                                               $      80,799  $          --  $      11,889
                                                                                       =============  =============  =============





The accompanying notes are an integral part of these statements.

PULVER.COM - VON CONFERENCES

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2000
AND FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND 2001

1.            DESCRIPTION AND ORGANIZATION OF BUSINESS

Basis of Presentation

The accompanying financial statements represent the carve-out businesses of four affiliated entities (the "Affiliates") of pulver.com which operates in the voice-over-the-internet ("VON") industry. The historical assets, liabilities and operating results represent the aggregate of six VON conferences, collectively referred to as the "VON Conferences". The financial statements were prepared as if the VON Conferences had operated as a combined stand-alone entity (separate and distinct from pulver.com) for all of 2000. Where specific assets, liabilities and operating expenses for the VON Conferences were not separately identifiable, certain allocations of those amounts reflected in the financial statements and other financial data of pulver.com and related entities have been made. Such allocations have been made on a systematic basis, including but not limited to ratable revenue and relative employee headcount and activity measures.

Organization of Business

pulver.com, (the "Parent") was incorporated in New York on November 14, 1995. Pursuant to the Parent's strategy to develop its VON presence, it formed the Affiliates which operate the VON Conferences. The following is a list of the Affiliates under which the VON Conferences operate, their inception date and the related sponsored conferences:

     - pulver.com Europe LTD, which began operations on January 5, 1998; operates the VON Europe Conference.
     - pulver.com Asia Pacific, which began operations on March 2, 1999; operates the VON Asia Conference.
     - pulver.com, Inc., which began operations on November 14, 1995; operates the VON Spring Conference and the VON Fall Conference.
     - pulver.com Conferences, Inc., which began operations on February 20, 1998; operates the VON Summer (or East) Developers Conference and the VON Winter (or West) Developers Conference.

Nature of Business

The VON Conferences, which are operated by the Affiliates on behalf of the Parent, are a forum where business associates and different vendors have an opportunity to network in pursuit of gaining new business contacts. The VON Conferences organize these conferences by registering attendees, arranging for guest speakers, organizing the layout of vendor booths, obtaining third party sponsorships, and coordinating hotel and conference locations.

2.            SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

Cash included in the accompanying balance sheet represents cash in accounts held specifically by a distinct conference entity (Note 1). All other cash balances and transactions are attributed to an intercompany financing arrangement with the Parent and included in the accompanying balance sheet as a component of the balance and activity of "Investment by Parent in VON Conferences". The VON Conferences consider all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

Financial instruments, which subject the VON Conferences to concentrations of credit risk, consist primarily of cash and cash equivalents and trade accounts receivable. The VON Conferences perform ongoing credit evaluations, generally do not require collateral, and establish an allowance for doubtful accounts, if necessary, based upon factors surrounding the credit risk of customers, historical trends and other information.

PULVER.COM - VON CONFERENCES

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2000
AND FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND 2001

Revenue Recognition

The VON Conferences' conference revenues are comprised of the following:

     - Attendance fees - amounts paid by attendees who register for and attend a conference.
     - Exhibit fees - amounts paid by third party vendors for booths at conferences to provide information about their new technology and products.
     - Sponsorships - amounts paid by third parties to advertise their name and/or products and services at a conference.
     - Other - amounts consisting of directory advertising (advertising paid by a third party to be listed in the directory published for attendees) and royalties the Company receives from sponsors or exhibitors for certain levels of business gained by these third parties as a result of a conference.

In general, revenue is recognized when evidence of an agreement exists, delivery has occurred or services have been rendered, the sales price is fixed or determinable and collectibility is reasonably assured. Deferred revenue represents amounts received by the VON Conferences from vendors, exhibitors, sponsors or other customers in advance of a conference.

Derivative Instruments

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement establishes accounting and reporting standards for derivative instruments (including certain derivative instruments embedded in other contracts) and for hedging activities. SFAS No. 133 is effective for all fiscal quarters beginning after June 15, 2000 (as amended by SFAS No. 137) and will not require retroactive restatement of prior-period financial statements. The VON Conferences currently do not use derivative instruments or engage in hedging activities and, accordingly, the provisions of SFAS No. 133 did not have any impact on the financial statements when it was adopted on January 1, 2001.

Long-Lived Assets

The VON Conferences account for long-lived assets under the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." This statement provides the guidelines for financial accounting and reporting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets held and used, and for long-lived assets and certain identifiable intangibles to be disposed of. As of December 31, 2000 management has determined that there has been no impairment of long-lived assets, which consist primarily of trademark costs (Note 3).

Comprehensive Income

The VON Conferences observe the provisions of SFAS No. 130, "Reporting Comprehensive Income", which requires companies to report all changes in equity during a period, except those resulting from investment by owners and distribution to owners, in a financial statement for the period in which they are recognized. Comprehensive income is the total of net income and all other non-owner changes in equity (or other comprehensive income) such as unrealized gains/losses on securities available-for-sale, foreign currency translation adjustments and minimum pension liability adjustments. Comprehensive and other comprehensive income must be reported on the face of the annual financial statements. The VON Conferences' comprehensive income is the same as the net income presented in the accompanying statement of income.

PULVER.COM - VON CONFERENCES
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2000
AND FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND 2001

Income Taxes

The VON Conferences do not have a separate corporate legal existence apart from the Parent and its related entities (Note 1). Accordingly, the accompanying provision for income taxes reflects the effects of historical state and local statutory rates on the VON Conferences' operating income. A Federal income tax provision has not been provided as the Parent and each of the related entities have elected to be taxed under Subchapter S of the Internal Revenue Code and, accordingly, are not subject to Federal income taxes, and pay a reduced rate for New York State corporate taxes. The shareholders include their pro rata share of each entity's taxable income in their personal income tax returns. Furthermore, future income tax effects have not been provided for in the accompanying financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   TRADEMARK

Trademark, net, in the accompanying balance sheet represents the cost of establishing and obtaining trademark protection with respect to the VON Conferences' use of the phrases "VON" and "Voice-Over-the-Net". Amortization expense was $529 for the year ended December 31, 2000.

4.   EMPLOYEE BENEFIT PLANS

The Parent sponsors a defined contribution 401(k) plan and a pension-profit sharing plan covering substantially all employees. The 401(k) plan provides for employer contributions based primarily on employee participation. The pension-profit sharing plan is primarily funded by the Parent. An allocation of the Parent's contribution to the plans has been reflected in the accompanying statement of income in the amount of approximately $23,000 for the year ended December 31, 2000.

5.   COMMITMENTS AND CONTINGENCIES

Operating Leases

Rent expense was $59,184 for the year ended December 31, 2000. This amount represents an allocation of rent expense from the Parent. In management's opinion, the rent expense allocation is stated at the fair market value of the cost of space utilization attributable to the VON Conferences.

Conference Center Deposit

During 2000, the VON Conferences placed a non-refundable deposit on a conference center for the Spring 2001 VON Conference. Should the VON Conferences not provide adequate notice of cancellation, as defined, they will be required to pay for the full amount of the conference center fee. The deposit amounted to approximately $11,000 and is included in prepaid expenses in the accompanying balance sheet.

Litigation

In the normal course of business, the VON Conferences are a party to various claims and/or litigation. Management believes that the settlement of all such claims and/or litigation, considered in the aggregate, will not have a material adverse effect on the VON Conferences' financial position and results of operations.

6.   UNAUDITED INTERIM COMBINED FINANCIAL INFORMATION

The unaudited combined financial information for the six months ended June 30, 2000 and 2001 has been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and consistent with the basis of presentation described in Note 1. In the opinion of the Company, these unaudited combined financial statements reflect all adjustments necessary, consisting of normal recurring adjustments, for a fair presentation of such data on a basis consistent with that of the audited data presented herein. The combined results of operations for interim periods are not necessarily indicative of the results to be expected for a full year.